UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        February 18, 2005

DIAMOND ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey	0-17953	22-2748019
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

800 Tucker Lane, Walnut, California   91789
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (909) 839-1989

____________________________________________________
(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02  Results of Operations and Financial Condition.

Diamond Entertainment Corporation has reported its financial results for the third fiscal quarter ended December 31, 2004.  The Company’s press release dated February 18, 2005 announcing the results is attached hereto as Exhibit 99.1.

Item 9.

01  Financial Statements and Exhibits

(c)  Exhibits

The following exhibits are furnished herewith:

Exhibit

Number

Description

99.1

Text of press release issued by Diamond Entertainment Corporation dated February 18, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND ENTERTAINMENT CORPORATION.
Date: February 18, 2005	By: /s/ James Lu James Lu, President and CO-CEO

Date: February 18, 2005	By: /s/ Fred U. Odaka Fred U. Odaka, Chief Financial Officer